1 1 PINNACLE FOODS INC. Barclays Capital Back-to-School Conference September 4, 2014

2 2 Bob Gamgort Chief Executive Officer Craig Steeneck EVP & CFO Maria Sceppaguercio SVP IR & Communications Pinnacle Management

3 3 Forward-Looking Statements & Non-GAAP Financial Measures This presentation contains “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs, projections and targets, many of which, by their nature, are inherently uncertain. Such expectations, beliefs, projections and targets are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs, projections and targets will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to significant business, economic, regulatory and competitive risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including risks detailed in Pinnacle Foods Inc.’s (“Pinnacle Foods,” “Pinnacle” or the “Company”) filings with the U.S. Securities and Exchange Commission (the “SEC”). Nothing in this presentation should be regarded as a representation by any person that these forward-looking statements will be achieved. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. This presentation includes certain financial measures, including Adjusted EBITDA, Adjusted Gross Profit and Unleveraged Free Cash Flow, which differ from results using U.S. Generally Accepted Accounting Principles (GAAP). Non-GAAP financial measures typically exclude certain charges, which are not expected to occur routinely in future periods. The Company uses non-GAAP financial measures internally to focus management on performance excluding these special charges to gauge our business operating performance. Management believes this information is helpful to investors in understanding trends in the business. The most directly comparable GAAP financial measures and reconciliations to non-GAAP financial measures are set forth in the slides in this presentation and included in the Company’s filings with the SEC.

4 4 Agenda  Overview  Meeting the Industry Challenges  Expanding Margins to Drive Value  Financial Review  Summary

5 5 Attractive Value Creation Potential Net Sales Operating Income EPS Dividend Yield In Line with Categories 10 – 12% 4 – 5% 7 – 8% 3 – 4% LT Organic Growth Algorithm 10% 39% 3% Outpaced Categories 42% 2013 Actual Future Accretive Acquisitions Would Accelerate Growth Note: Excludes items affecting comparability. See reconciliation to GAAP financial measures in Appendix.

6 6 Industry Challenges  Weak consumer/demand environment pressuring volume  Promotion intensity and reduced efficiency driving higher trade spending and lower gross margins  Pricing remains difficult, while near-term inflation expectations have increased

7 7 Attractive Value Creation Potential *Annualized rate of $0.94 and the closing stock price on 6/27/14. Net Sales Operating Income EPS Dividend Yield In Line with Categories 10 – 12% 4 – 5% 7 – 8% 3 – 4% LT Organic Growth Algorithm 10% 39% 3% Outpaced Categories 42% 2013 Actual 18% 15% 2014 H1 Outpaced Categories ~3%* Future Accretive Acquisitions Would Accelerate Growth Note: Excludes items affecting comparability. See reconciliation to GAAP financial measures in Appendix. 15%

8 8 Agenda  Overview  Meeting the Industry Challenges  Expanding Margins to Drive Value  Financial Review  Summary

9 9 Portfolio Management Strategy 66% 74% 70% 77% Net Sales 2013 2014 2013 2014 34% 26% 30% 23% 2013 2014 2013 2014  Invest in marketing to drive growth and share expansion  Focus on breakthrough innovation Gross Profit Net Sales Gross Profit  Maintain stable sales/market position and cash flow  Focus on brand renovation Leadership Brands Foundation Brands Note: Portfolio reflects North America Retail. 1st Half: 1st Half: (% of Portfolio) (% of Portfolio)

10 10 Strong Share Performance Source: IRI US Multi-Outlet data, 52 wks ending 8/3/14; based on IRI’s Pinnacle custom definitions; market position ranks are among branded players. Major Brands Market Position $ Share % Growing/ Stable Share Frozen Vegetables #1 26.2 √ Frozen Complete Bagged Meals #2 31.0 √ Frozen Prepared Seafood #2 14.8 √ Shelf –Stable Pickles #1 34.9 √ Table Syrups #1 20.9 √ Cake/Brownie Mixes and Frostings #2 24.4 √ Shelf-Stable Salad Dressing #3 12.0 Frozen and Refrigerated Bagels #1 61.1 √ Frozen Pancakes/Waffles/French Toast #2 5.5 Full-Calorie Single-Serve Frozen Dinners #3 8.0 √ Frozen Pizza-for-One (ex. French Bread) #4 6.8 Pie/Pastry Fruit Filling #1 37.8 Canned Meat #2 21.6 √ F o u n d ati o n B rand s Le ad e rs h ip B rand s Frozen Division Grocery Division

11 11 Birds Eye $1 Billion Health & Wellness Brand Poised to Capitalize on America’s Need to Eat More Vegetables

12 12 Birds Eye Brand Steam Vegetables Skillet Meals Core Vegetables Steam/ Side Dishes Skillet Meals Core/ Ingredients Sales by Segment Expanded occasions and traded consumers up Source: IRI US Multi-Outlet data, 52 wks ending 8/3/14; based on IRI’s Pinnacle custom definitions. Base Premium

13 13 -0.7 -0.7 +1.4 +0.4 +1.0 -1.2 -2.0 +0.8 +1.0 Birds Eye Vegetables 2013 1st Half 2013 2nd Half 2014 1st Half ($ Share Pt. Chg. vs. YAG) Birds Eye Birds Eye Birds Eye PL Other Branded Other Branded Other Branded PL PL Key Drivers:  Focused on key promotional periods and price points  Introduced highly incremental innovation (Recipe Ready)  Launched advertising for Chef’s Favorites and Recipe Ready Source: IRI US Multi-Outlet data; based on IRI’s Pinnacle custom definitions. Dramatically improved share performance starting 2nd half of 2013

14 14 Birds Eye Vegetables 2014 Innovation Kale Recipe Ready Steamfresh Chef’s Favorites

15 15 Birds Eye Voila! 15.7% 17.2% 21.1% 23.7% 28.0% 32.2% 2009 2010 2011 2012 2013 2014 YTD $ Market Share Doubled market share and drove consumption growth of 60% since 2009 Birds Eye acquisition 2014 Family Size Expansion Source: IRI US Multi-Outlet data; based on IRI’s Pinnacle custom definitions. Consumption $149m $240m

16 16 Duncan Hines Signature Moved consumers from a single benefit and price point to three distinct tiers

17 17 -1.3 +1.2 +0.1 0.0 +0.1 +1.1 -0.2 -1.5 -0.4 -0.9 +0.5 Duncan Hines Dramatically improved share performance starting 2nd half of 2013 Duncan Hines Duncan Hines Duncan Hines Brand 2 Brand 2 Brand 2 Brand 1 Key Drivers:  Strength during key seasonal promotional periods  Successful, incremental Decadent and Limited Edition varieties Source: IRI US Multi-Outlet data; based on IRI’s Pinnacle custom definitions. Brand 1 Brand 1 2013 1st Half 2013 2nd Half 2014 1st Half ($ Share Pt. Chg. vs. YAG) All Other All Other All Other +1.3

18 18 Duncan Hines 2014 Innovation Signature Limited Edition Decadent

19 19 Duncan Hines Digital Marketing Bakers Club Newsletter Digital Community New Website – Q4 2013 2 Million Fans

20 20 Duncan Hines: Investing in Capabilities  Primary co-manufacturer facility purchased in March 2014  Systems integration and initial training of workforce completed on schedule  Plans for innovation capabilities and through-put improvement underway Centralia, IL

21 21 Wish-Bone Acquisition Update Acquisition Rationale  Fits Reinvigorating Iconic Brands strategy  Immediately accretive  Attractive margins and growth potential  Significant tax benefits (~$125m NPV basis)  Expected run-rate EBITDA of $65m, including synergies Progress to Date  Completed integration on time and on budget  H2 2014 promotional strategy in place  Developed and launched new marketing campaign  In-house production on track for Q1 2015

22 22 Wish-Bone 2014 Marketing Campaign Leveraging our #1 position in Italian Dressings www.wish-bone.com Dips Dressings Marinades  Integrated print, social media and shopper marketing strategy  New creative focused on Italian flavor leadership  100’s of new recipes and tips online

23 23 Agenda  Overview  Meeting the Industry Challenges  Expanding Margins to Drive Value  Financial Review  Summary

24 24 Strong Emphasis on Margin Expansion (90) +180 +70 (BPS Chg. vs. YAG) Key Drivers:  Leadership Brand growth  Margin accretive innovation  Sustainable productivity Note: Gross Profit is on an adjusted basis. See reconciliation to GAAP financial measures in Appendix. Gross Profit % of Net Sales 2012 2013 2014 H1

25 25 Margin Accretive Innovation Delivers “Premium” Benefits at a Fair Value Frozen Grocery

26 26 3.5% 3.5% 4.0% 4.1% 3-4% Productivity % of COGS Productivity Program Key Drivers:  Maximizing Value through Productivity (MVP) – sustainable ongoing program targets 3-4% annual savings  Opportunistic supply chain consolidations 2010 2011 2012 2013 2014E

27 27 Productivity and Inflation 4.0% 4.1% 3.2% 3-4% 7.4% 2.3% 2.5% ~2% 2012 2013 2014 H1 2014E Productivity Inflation % of COGS Long-term Plan:  Productivity offsets inflation  Recent history: productivity exceeded inflation, enabling offset to weak industry growth

28 28 Source: Pinnacle analysis. Defined as selling, general and administrative expenses excluding marketing investment, intangible amortization and one-time items. (1) Peers: BGS, CAG, CPB, GIS, KRFT, MKC, SJM. Lean Overhead Industry-leading efficient organization structure… (Latest Fiscal Year) SG&A % of Net Sales …enabled by SG&A overhead consistently below 9% of net sales ~12% 8.9% Peer Average(1) Pinnacle

29 29 Agenda  Overview  Meeting the Industry Challenges  Expanding Margins to Drive Value  Financial Review  Summary

30 30 Attractive Value Creation Potential Net Sales Operating Income EPS Dividend Yield In Line with Categories 10 – 12% 4 – 5% 7 – 8% 3 – 4% LT Organic Growth Algorithm 18% 15% 2014 H1 Outpaced Categories ~3%* Future Accretive Acquisitions Would Accelerate Growth Note: Excludes items affecting comparability. See reconciliation to GAAP financial measures in Appendix. 15% *Annualized rate of $0.94 and the closing stock price on 6/27/14.

31 31 First Half 2014 Financial Results ($m, except EPS) 2014 Vs. PY Net Sales – Consolidated Net Sales – NA Retail $1,262 $1,095 +7% +9% Gross Margin 26.4% +70 Operating Income (EBIT) $179 +15% Diluted EPS $0.69 +15% Net Cash Provided by Operating Activities $187 +66% bps Note: Gross Margin, Operating Income (EBIT) and Diluted EPS are on an adjusted, pro forma basis, assuming the IPO and the 2013 refinancing occurred on the first day of Fiscal 2013. See reconciliation to GAAP financial measures in Appendix.

32 32 Merger Termination Fee and Debt Reduction Note: Impact from the Merger Termination Fee and related one-time expenses are excluded from adjusted results. One-time professional fees and employee incentives Received July 2014 NOLs limited cash taxes $163m $3m $14m Fee plus cash on hand facilitated $200m debt reduction in July $54m Cash Balance 6/29/14: $171m Termination Fee Cash Taxes Cash Expenses Cash on Hand Net Cash Impact $146m Debt Reduction $200m

33 33 Debt Reduction 7.3X 5.9X 4.7X 4.3X <4X YE '09 YE '12 YE '13 Jun '14 YE '14E (1) Total leverage ratio defined as net debt (total debt less cash) divided by Adjusted EBITDA. See reconciliation to GAAP financial measures in Appendix. (2) Adjusted for one-time items, primarily charges related to refinancing. (3) Pro forma for July 2014 debt reduction of $200m. Pro Forma(3) $216 $181 $109 $96 2010 2012 2013 2014E Interest Expense(2) Total Leverage Ratio(1) (in millions) Driving down leverage ratio and interest expense

34 34 $324 $345 $325 $380 72% 81% 72% 75% 0% 25% 50% 75% 100% $0 $100 $200 $300 $400 $500 $600 $700 2011 2012 2013 2013 PF 2014E (1) See reconciliation to GAAP financial measures in Appendix. (2) Includes full run-rate Unleveraged FCF from Wish-Bone before one-time CAPEX.  $1.0 billion of NOLs minimize cash taxes through 2015  Focused CAPEX and tight management of working capital drive efficiency Unleveraged Free Cash Flow (1) Superior Free Cash Flow Generation (2) Adjusted EBITDA Conversion(1) Strong 2014 Growth

35 35 Industry Leading Free Cash Flow Yield 2014 Estimated Free Cash Flow Yield Source: Based on Barclays Capital valuation analysis and Pinnacle assumptions using prices as of 8/25/2014. (1) Peers: BGS, CAG, CPB, GIS, MKC, KRFT, SJM. ~6% ~10% Peer Average(1) Pinnacle Estimate

36 36 Cash Flow Enabled by NOLs and Other Tax Benefits NOLs expected to significantly reduce cash taxes through 2015, with additional benefits in 2016 and beyond 2016 Cash Benefits NOL Usage  2014 Gross NOL amount: $1.0bn  Expected usage: ~$775m, with ~75% used thru 2015  Annual usage 2016 thru 2027: $17m  NOL tax benefit  Wish-Bone amortization  2016 Effective Tax Rate (-200bps) Total Cash Tax Benefit $m 6 14 8 28

37 37 Cash Flow Enables Value Creation Through Multiple Options (1) Excludes items affecting comparability. (2) Cash interest expense as if 2014 debt reduction and interest step-down occurred January 2014; dividends at current annualized rate of $0.94. Unleveraged Free Cash Flow(1) $425m-$450m Required Annual Uses(2) Cash Interest: $80m Dividends: $110m Free Cash Flow After Cash Interest and Dividends ~$250m Cash Available For: • Acquisitions • Debt Reduction • Reinvestment • Share Repurchases 2014E Cash Flow Merger Termination Cash $146m ~$400m

38 38 Increased Dividends Twice Since IPO $0.72 $0.72 $0.84 $0.84 $0.84 $0.94 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Annualized Dividend Per Share

39 39 2014 Full Year Outlook Net Sales Growth in line with categories Inflation ~2% of COGS Productivity 3 - 4% of COGS Diluted EPS +12% - 15% $1.70 - $1.75 CAPEX $120m - $130m Note: Diluted EPS adjusted for items affecting comparability; Capex includes approx. $55m one-time capital for Wish-Bone manufacturing integration and the recently acquired Duncan Hines Centralia facility.

40 40 Agenda  Overview  Meeting the Industry Challenges  Expanding Margins to Drive Value  Financial Review  Summary

41 41 Attractive Value Creation Potential Long-Term Organic Growth Algorithm Net Sales Operating Income EPS Dividend Yield Note: Excludes items affecting comparability. In Line with Categories 10 – 12% 4 – 5% 7 – 8% 3 – 4% Accretive acquisitions would accelerate growth further  Realistic organic growth targets  Sustainable productivity program  Strong FCF providing optionality  Disciplined M&A approach with demonstrated value creation

42 42 PINNACLE FOODS INC. Appendix

43 43 Reconciliation to GAAP Financial Measures (1) Primarily includes: Accelerated depreciation from plant consolidations, restructuring charges including integration costs, other non-recurring merger costs and employee severance. (2) Primarily includes: Fair value write-up of acquired inventories, non-cash equity-related compensation charges and mark-to-market gains / losses. (3) Primarily includes: Bond redemption costs and management fee paid to sponsor. (4) Pro forma data reflects Adjusted Statement of Operations amounts assuming IPO and 2013 Refinancing occurred on the first day of Fiscal 2013. (5) Primarily includes: Mark-to-market gains / losses. (6) Pro forma data reflects Adjusted Statement of Operations amounts assuming IPO occurred on the first day of Fiscal 2012. Year (52 Weeks) Ended December 29, 2013 Diluted In millions, except per share Diluted Earnings Net Sales EBIT Net Earnings Shares Per Share Reported $2,464 $293 $89 108.6 $0.82 Acquisition, merger and other restructuring charges (1) 22 14 Other non-cash items (2) 14 9 Other adjustments (3) 53 55 Adjusted 2,464 382 167 108.6 $1.54 IPO and Refinancing (4) 16 8.0 Pro Forma $2,464 $382 $183 116.6 $1.57 Stock-based Compensation 0.05 Pro Forma EPS Including Stock-based Compensation $1.52 Diluted In millions, except per share Diluted Earnings Net Sales EBIT Net Earnings Shares Per Share Reported $2,479 $284 $53 86.5 $0.61 Acquisition, merger and other restructuring charges (1) 45 28 Other non-cash items (5) 0 0 Other adjustments (3) 21 23 Adjusted 2,479 350 104 86.5 $1.20 IPO (6) 30 30.9 Public company costs (6) (3) (2) Pro Forma $2,479 $347 $132 117.4 $1.13 Year (53 Weeks) Ended December 30, 2012

44 44 Reconciliation to GAAP Financial Measures (1) Primarily includes: Restructuring charges and professional fees and other expenses related to the terminated Hillshire offer. (2) Represents mark-to-market gains / losses. (3) Represents miscellaneous other expenses. (4) Primarily includes: Restructuring charges and employee severance. (5) Primarily includes: Bond redemption costs and management fee paid to sponsor. (6)Pro forma data reflects Adjusted Statement of Operations amounts assuming IPO and 2013 Refinancing occurred on the first day of Fiscal 2013. Diluted In millions, except per share Diluted Earnings Net Sales EBIT Net Earnings Shares Per Share Reported $1,262 $172 $77 116.8 $0.65 Acquisition, merger and other restructuring charges (1) 7 4 Other non-cash items (2) 0 0 Other adjustments (3) 0 0 Adjusted $1,262 $179 $81 116.8 $0.69 Diluted In millions, except per share Diluted Earnings Net Sales EBIT Net Earnings Shares Per Share Reported $1,182 $92 $(7) 98.1 $(0.07) Acquisition, merger and other restructuring charges (4) 11 7 Other non-cash items (2) 0 (0) Other adjustments (5) 53 55 Adjusted 1,182 156 55 98.1 $0.56 IPO and Refinancing (6) 16 18.7 Public company costs (6) (0) (0) Pro Forma $1,182 $156 $71 116.8 $0.60First Half (26 Weeks) Ended June 30, 2013 First Half (26 Weeks) Ended June 29, 2014

45 45 Reconciliation to GAAP Financial Measures (1) Primarily includes: Accelerated depreciation from plant consolidations, restructuring charges including integration costs and employee severance. (2) Primarily includes: Fair Value write up of acquired inventories and mark-to-market gains / losses. (3) Represents miscellaneous other expenses. Reconciliation of Adjusted Gross Profit to Reported Gross Profit- $m 2011 FY 2012 FY 2013 FY 2013 H1 2014 H1 Reported Gross Profit $615 $584 $654 $299 $329 Acquisition, merger and other restructuring charges 24 38 4 4 4 Other non-cash items 3 (1) 6 Other adjustments 1 2 Adjusted Gross Profit $643 $623 $664 $303 $333 (1) (2) (3)

46 46 Reconciliation to GAAP Financial Measures (1) Primarily includes: Restructuring charges from plant consolidations, integration costs, other non-recurring merger costs and employee severance. (2) Adjustment for additional nine months, including full synergies. 2011 2012 2013 Reported Cash Flows from Operating Activities $204 $203 $262 Capital expenditures (117) (78) (84) Merger, acquisition and other restructuring charges 42 48 39 Free Cash Flow $129 $173 $217 Cash interest expense 195 172 108 Unleveraged Free Cash Flow $324 $345 $325 Adjustment to Wish-Bone Full Run-rate Unleveraged Free Cash Flow 55 Unleveraged Free Cash Flow Pro Forma for Wish-Bone $380 (1) (2) Reconciliation of Unleveraged Free Cash Flow to Reported Cash Flows from Operating Activities - $m

47 47 Reconciliation to GAAP Financial Measures (1) Primarily includes: Restructuring charges including integration costs, other non-recurring merger costs and employee severance. (2) Primarily includes: Impairment charges, fair Value write up of acquired inventories and mark-to-market gains / losses. (3) Primarily includes: Bond redemption costs and management fee paid to sponsor. (4) Adjustment for additional nine months, including synergies. 2011 2012 2013 Net earnings (loss) $(47) $53 $89 Interest expense, net 208 198 132 Provision for income taxes 22 33 72 Depreciation and amortization 89 98 78 EBITDA 272 382 371 Acquisition, merger and other restructuring charges 20 23 22 Othe non-cash items 152 0 6 Other adjustments 6 21 53 Adjusted EBITDA $450 $426 $452 Adjustment to Wish-Bone Full Run-rate EBITDA 55 Adjusted EBITDA Pro Forma for Wish-Bone $507 Reconciliation of Adjusted EBITDA to Net Earnings - $m (3) (1) (2) (4)